UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2015 (May 15, 2015)

TRANSOCEAN LTD.
(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Transocean Ltd. (the "Company") held its Annual General Meeting of Shareholders on May 15, 2015, in Zug, Switzerland. The shareholders took action on the following matters at the 2014 Annual General Meeting:

1.    Proposal regarding the approval of the 2014 Annual Report, including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2014 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2014.

For	Against	Abstain
238,602,003	2,356,186	6,746,605

This item was approved.

2.    Proposal regarding the discharge of the Members of the Board of Directors and the Executive Management Team from liability for activities during Fiscal Year 2014.

For	Against	Abstain	Broker Non-Votes
137,831,559	5,339,488	3,625,126	100,908,621

This item was approved.

3.    Proposal regarding the appropriation of available earnings for Fiscal Year 2014.

For	Against	Abstain
236,102,838	4,420,063	7,181,893

This item was approved.

4.    Proposal regarding distribution of a dividend in the amount of US $0.60 per outstanding share of the Company out of the general legal reserves from capital contribution (by way of a release and allocation of general legal reserves from capital contribution to dividend reserve from capital contribution.

For	Against	Abstain
236,581,501	5,418,833	5,704,460

This item was approved.

5.    Proposals regarding the re-election of ten directors for a term extending until completion of the next annual general meeting.

Name of Nominee for Director	For	Against	Abstain	Broker Non-Votes
Glyn A. Barker	141,154,827	2,433,185	3,208,161	100,908,621
Vanessa C.L. Chang	141,041,610	2,552,547	3,202,016	100,908,621
Frederico C. Curado	141,018,973	2,585,207	3,191,993	100,908,621
Chadwick C. Deaton	141,056,519	2,522,565	3,217,089	100,908,621
Vincent J. Intrieri	128,397,052	15,224,573	3,174,548	100,908,621
Martin B. McNamara	136,501,674	7,129,504	3,164,995	100,908,621
Samuel J. Merksamer	125,483,179	18,130,849	3,182,145	100,908,621
Merrill A. "Pete" Miller, Jr.	139,749,034	3,870,828	3,176,311	100,908,621
Edward R. Muller	140,841,340	2,778,015	3,176,818	100,908,621
Ek Kia Tan	128,428,874	15,161,473	3,205,826	100,908,621

Each of the ten persons listed above were duly reelected as a director of the Company and to hold office until the completion of the 2016 Annual General Meeting of Shareholders.

6.    Proposal regarding the election of the Chairman of the Board of Directors for a term extending until completion of the next Annual General Meeting.

Name of Chairman Nominee	For	Against	Abstain	Broker Non-Votes
Merrill A. "Pete" Miller, Jr.	140,694,664	2,927,836	3,173,673	100,908,621

Merrill A. "Pete" Miller, Jr. was elected Chairman of the Board of Directors of the Company to hold office until the completion of the 2016 Annual General Meeting of Shareholders.

7.    Proposal regarding the election of the members of the Compensation Committee, each for a term extending until the completion of the next Annual General Meeting.

Name of Compensation Committee Nominee	For	Against	Abstain	Broker Non-Votes
Frederico C. Curado	139,544,863	3,891,733	3,359,577	100,908,621
Vincent J. Intrieri	126,919,914	16,532,810	3,343,449	100,908,621
Martin B. McNamara	135,001,077	8,458,420	3,336,676	100,908,621
Ek Kia Tan	127,426,125	16,054,068	3,315,980	100,908,621

Each of the four persons listed above were duly elected to serve as a member of the Compensation Committee of the Company and to hold office until completion of the 2016 Annual General Meeting of Shareholders.

8.     Proposal regarding the reelection of Schweiger Advokatur / Notariat as the Company's independent proxy for a term extending until completion of the next Annual General Meeting.

For	Against	Abstain
235,060,963	5,400,716	7,243,115

This item was approved.

9.    Proposal regarding the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2015 and reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a further one-year term.

For	Against	Abstain
239,584,238	4,258,273	3,862,283

This item was approved.

10.    Proposal regarding the advisory vote to approve Named Executive Officer Compensation for Fiscal Year 2014.

For	Against	Abstain	Broker Non-Votes
117,178,555	26,112,717	3,504,901	100,908,621

This item was approved.

11.    (a) Proposal regarding ratification of the maximum aggregate amount of compensation of the Board of Directors for the period between the 2015 Annual General Meeting and the 2016 Annual General Meeting.

For	Against	Abstain	Broker Non-Votes
125,476,151	17,174,525	4,145,497	100,908,621

This item was approved.

11.    (b) Proposal regarding the ratification of the maximum aggregate amount of compensation of the Executive Management Team for Fiscal Year 2016.

For	Against	Abstain	Broker Non-Votes
117,886,426	25,207,817	3,701,930	100,908,621

This item was approved.

12.     Proposal regarding the approval of the 2015 Long-Term Incentive Plan of Transocean Ltd.

For	Against	Abstain	Broker Non-Votes
130,381,501	12,807,171	3,607,501	100,908,621

This item was approved.

Item 8.01    Other Events

Press Release Announcing Results of Annual General Meeting

On May 15, 2015, the Company issued a press release announcing the results of its Annual General Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Press Release Announcing Schedule for First Dividend Installment

On May 18, 2015, the Company issued a press release announcing the schedule for the payment of the first installment of its U.S. dollar-denominated dividend. The installment is $0.15 per share, totaling approximately $55 million based upon the number of currently outstanding shares. The installment represents the first of four quarterly installments totaling $0.60 per share, or approximately $218 million in the aggregate, from additional paid-in capital (“APIC”) approved by shareholders at the company's 2015 Annual General Meeting.
Dividend Schedule - First Installment

•	May 27, 2015 - Ex-Dividend Date

•	May 29, 2015 - Record Date

•	June 17, 2015 - Installment Payment Date

Shareholders who wish to receive the payment in Swiss francs (“CHF”) must make their election between 5 p.m. EDT (11 p.m. CEST) on June 1, 2015 and 8 p.m. EDT on June 5, 2015 (2 a.m. CEST June 6, 2015). On or about June 15, 2015, the dividend payment will be converted into CHF by Computershare and the equivalent CHF per share will be posted to the company’s website at www.deepwater.com.

The Company's press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Statements regarding the proposed dividend and the timing of dividend payment dates, as well as any other statements that are not historical facts are forward-looking statements that involve certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated May 15, 2015
99.2	Press Release dated May 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: May 18, 2015	By	/s/ Jill S. Greene
Jill S. Greene
Authorized Person

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release dated May 15, 2015
99.2	Press Release dated May 18, 2015